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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 19, 1999

                               MERRILL CORPORATION
             (Exact name of registrant as specified in its charter)

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  Minnesota                         0-14082                     41-0946258
(State or other                   (Commission                  (IRS Employer
 jurisdiction                      File no.)                Identification No.)
of incorporation)

                  One Merrill Circle, St. Paul, Minnesota 55108
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (651) 646-4501




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Item 5.  Other Events

         On July 14, 1999, Merrill Corporation (the "Company") and Viking Merger Sub, Inc., a newly formed affiliate of DLJ Merchant Banking Partners II, L.P. ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Merger Sub will merge with and into the Company, with the Company as the surviving corporation (the "Merger"). As a result of the Merger, each share of common stock of the Company outstanding immediately prior to the Merger will be converted into the right to receive $22.00 in cash. In addition, immediately prior to the Merger, 909,091 shares of common stock held by John W. Castro and 70,000 shares of common stock held by Rick R. Atterbury will be converted into new Class B common stock, which will remain outstanding after the Merger. The Merger will be financed in part by proceeds from the issuance by Merger Sub of shares of common stock, preferred stock and warrants to DLJ Merchant Banking Partners II, L.P. and certain other investors. On November 19, 1999, the Company and Merger Sub entered into Amendment No. 1 to the Merger Agreement in order to clarify that each warrant of Merger Sub outstanding immediately prior to the consummation of the Merger will, upon the consummation of the Merger, be converted into a warrant to acquire shares of Class B common stock, par value $0.01 per share, of the Company. The Merger will require the approval of the Company's shareholders at a meeting on November 23, 1999.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired

                           Not applicable.

         (b)      Pro Forma Financial Information

                           Not applicable.

         (c)      Exhibits

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Exhibit No.                           Description
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2.1                    Agreement and Plan of Merger dated as of July 14, 1999
                       between Merrill Corporation and Viking Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 20, 1999).

2.2 Amendment No. 1 dated November 19, 1999 to the Agreement and Plan of Merger dated as of July 14, 1999.

2.3 Voting Agreement dated as of July 14, 1999 by and among Merrill Corporation, Viking Merger Sub, Inc., John W. Castro and Rick R. Atterbury (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 20, 1999).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               MERRILL CORPORATION
                                    (Registrant)

                               By:   /s/ STEVEN J. MACHOV
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                                         Steven J. Machov
                                  Vice President, General Counsel and Secretary

Dated: November 22, 1999

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